Exhibit 99.1

FOR IMMEDIATE RELEASE

CAPITOL ACQUISITION CORP. ANNOUNCES DATE FOR

SPECIAL MEETINGS OF STOCKHOLDERS AND WARRANT HOLDERS

WASHINGTON, D.C., September 24, 2009 – Capitol Acquisition Corp. (“Capitol”) (NYSE Amex: CLA; CLA.U; CLA.WS) and Two Harbors Investment Corp. (“Two Harbors”) announced today that Capitol’s special meetings of stockholders and warrant holders will be held on October 26, 2009 at 10:00 a.m. Eastern Time, at the offices of Graubard Miller, Capitol’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174.

Common stockholders and warrant holders of record as of September 24, 2009 (the “Record Date”) will be invited to attend and to vote on, or submit a proxy to vote on, among other matters, (A) proposals for Capitol’s stockholders to approve certain amendments to Capitol’s amended and restated certificate of incorporation to allow Capitol to complete the merger with Two Harbors Merger Corp. (“Merger Sub”), a wholly-owned subsidiary of Two Harbors, (B) a proposal for Capitol’s stockholders to approve the Agreement and Plan of Merger, dated as of June 11, 2009, as amended, among Capitol, Two Harbors, Merger Sub and Pine River Capital Management L.P. (“Pine River”), the sole stockholder of Two Harbors, which, among other things, provides for the merger of Merger Sub with and into Capitol described above, and (C) proposals for Capitol’s warrant holders to approve certain amendments to the warrant agreement governing the terms of Capitol’s warrants. The full meeting agenda will be detailed in the definitive proxy statement/prospectus to be mailed to all Capitol common stockholders and warrant holders upon the registration statement referred to below being declared effective.

Ensuring Your Vote is Counted

Capitol advises holders of its securities to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to common stock and warrants beneficially owned by stockholders and warrant holders are properly counted. Beneficial owners of common stock and warrants that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares or warrants.

Capitol Acquisition Corp.

Capitol Acquisition Corp. is a Washington, D.C. specified purpose acquisition company formed for the purpose of completing a business combination. Its efforts in identifying a prospective target business are not limited to a particular industry. Founded by Mark D. Ein, Capitol has an experienced team of Directors and Advisors with complementary backgrounds and a history of success as investors, entrepreneurs, executives and advisors. Capitol priced its initial public offering (“IPO”) of 26,249,000 units on November 8, 2007, including the underwriters’ over-allotment option, generating $258.9 million in net proceeds. As of June 30, 2009, Capitol held approximately $259 million in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination. Additional information is available at www.capitolacquisition.com.

Two Harbors Investment Corp.

Two Harbors is a newly-formed Maryland corporation focused on investing in, financing and managing residential mortgage-backed securities. Two Harbors was formed solely to complete the business combination with Capitol and has no material assets or liabilities. Two Harbors will be externally managed and advised by PRCM Advisers, LLC, a wholly-owned subsidiary of Pine River Capital Management L.P. Pine River is a leading independent global alternative asset management firm, with approximately $1.1 billion in assets under management as of September 1, 2009.

Safe Harbor

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.

Additional information concerning these and other risk factors is contained in Capitol’s most recent filings with the Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements concerning Capitol and Two Harbors, the merger, the related transactions or other matters and attributable to Capitol and Two Harbors or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Capitol and Two Harbors caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Capitol and Two Harbors do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

Capitol has filed a proxy statement, and Two Harbors has filed a registration statement, with the SEC, in each case, that contains a preliminary proxy statement/prospectus in connection with the proposed transaction and intends to mail a definitive proxy statement/prospectus and other relevant documents to Capitol stockholders and warrant holders. Stockholders and warrant holders of Capitol and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with solicitation of proxies for the special meetings of Capitol’s stockholders and Capitol’s warrant holders to be held to approve the transaction because these proxy statements/prospectuses will contain important information about Capitol, Two Harbors and the proposed transactions. Such persons can also read Capitol’s final prospectus from its initial public offering dated November 8, 2007, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 16, 2009 (“Annual Report”), and other reports as filed with the SEC, for a description of the security holdings of Capitol’s officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders and warrant holders as of the Record Date. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and, once available, definitive proxy statements/prospectuses, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Capitol Acquisition Corp., 509 7th Street, NW, Washington, DC 20004, telephone (202) 654-7060.

Participation and Interests in Solicitation

Capitol, Two Harbors, PRCM Advisors and their respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of Capitol’s stockholders and Capitol’s warrant holders to approve the proposed transaction. As part of the proposed transaction, an affiliate of the founders of Capitol will be providing certain services to PRCM Advisors pursuant to which such entity will be paid by PRCM Advisors a percentage of the management fees to be paid to it by Two Harbors. Additionally, upon consummation of the merger, the underwriters in Capitol’s initial public offering will be entitled to receive a certain amount of deferred underwriting commissions. If the merger is not consummated and Capitol is required to be liquidated, the underwriters will not receive any of such funds and such funds will be returned to Capitol’s public stockholders upon its liquidation. Capitol’s stockholders and warrant holders may obtain additional information about the interests of such individuals and entities in the transaction by reading the preliminary proxy statement/prospectus and other relevant materials filed by Capitol and Two Harbors with the SEC.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Capitol or Two Harbors, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

CONTACT:

Media: Chuck Dohrenwend or Pen Pendleton, The Abernathy MacGregor Group, +1-212-371-5999; Investors: Andrew Garcia, Vice President, Business Development, Two Harbors Investment Corp., +1-612-238-3307, or Mark Ein, Chief Executive Officer, Capitol Acquisition Corp., +1-202-654-7001

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